                                                                    EXHIBIT 10.3

                                  NOVATION DEED

                           TELSTRA CORPORATION LIMITED
                               ABN 33 051 775 556

                             SR TELECOM PTY LIMITED
                                 ACN 098 195 165

                    LUCENT TECHNOLOGIES AUSTRALIA PTY LIMITED
                               ABN 44 002 326 687

                                                            21 SEPTEMBER 2001
                                                            REF: CC.PAD.12997901
                                          (C) BLAKE DAWSON WALDRON 2001

                                    CONTENTS

1.       INTERPRETATION                                                          1

         1.1   Definitions                                                       1
         1.2   Terms defined in the Documents                                    2
         1.3   Rules for interpreting this deed                                  2
         1.4   Business Days                                                     3

2.       NOVATION                                                                3

3.       REPRESENTATIONS AND WARRANTIES                                          4

         3.1   Representations and warranties of each party                      4
         3.2   Representations by Current Party                                  5
         3.3   Representations by Continuing Party                               6
         3.4   Potential Disputes                                                6
         3.5   Reliance on representations and warranties                        6

4.       PREVIOUS AGREEMENT                                                      6

5.       VARIATION TO PSA                                                        7

6.       NOTICES                                                                 7

         6.1   How to give a notice                                              7
         6.2   When a notice is given                                            7
         6.3   Address for notices                                               8

7.       GENERAL                                                                 8

         7.1   Governing law                                                     8
         7.2   Liability for expenses                                            8
         7.3   Giving effect to this deed                                        9
         7.4   Amendment                                                         9
         7.5   Counterparts                                                      9
         7.6   Attorneys                                                         9
         7.7   Entire agreement                                                  9

1.       SCHEDULE 1 - ONGOING AND COMPLETED PURCHASE ORDERS NOVATED              1

2.       SCHEDULE 2 - EXTANT ORDERS                                              2

3.       SCHEDULE 3 - KNOWN VARIATIONS                                           3

4.       SCHEDULE 4 - POTENTIAL DISPUTES                                         4

5.       SCHEDULE 5 - NEW CLAUSE 26.3                                            5

                                  NOVATION DEED

DATE 21 September 2001

PARTIES

         TELSTRA CORPORATION LIMITED ABN 33 051 775 556 ("CONTINUING PARTY")

         SR TELECOM PTY LIMITED ACN 098 195 165 ("NEW PARTY")

         LUCENT TECHNOLOGIES AUSTRALIA PTY LIMITED ABN 44 002 326 687 ("CURRENT PARTY")

RECITALS

A. The Continuing Party and the Current Party are parties to the Documents.

B. As part of the execution of the Sale and Purchase Agreement, the New Party is to be substituted for the Current Party under the Documents on the terms and conditions set out below.

OPERATIVE PROVISIONS

1.       INTERPRETATION

1.1      DEFINITIONS

         The following definitions apply in this deed unless the context makes it clear a definition is not intended to apply.

         "AUTHORISATION" means any authorisation, consent, declaration, exemption, notarisation or waiver, however it is described, including any renewal of or amendment to any of them.

         "BUSINESS DAY" means a day that is not a Saturday, Sunday or public holiday in Melbourne, Victoria, Australia.

         "CLAIMS" means any court, tribunal, arbitration or mediation process.

         "DOCUMENTS" means:

         (a) product supply agreement number 900622 entered into by the Continuing Party and the Current Party dated 12 July 2001 (the "PSA"), including the purchase orders listed in Schedule 1 to this Deed;

         (b) service level agreement number 900517 entered into by the Continuing Party and the Current Party dated 24 October 2000 (the "SLA"); and

         (c)      Extant Orders.

         "EFFECTIVE DATE" means, subject to clause 2(c), 21 September 2001.

         "EXTANT ORDERS" means the orders listed in Schedule 2.

         "GOVERNMENT AGENCY" means:

         (a)      a government or government department or other body;

         (b)      a governmental, semi-governmental or judicial person; or

         (c) a person (whether autonomous or not) who is charged with the administration of a law.

         "GST" means the tax imposed by the A New Tax System (Goods and Services
         Tax) Act 1999(Cth).

         "KNOWN VARIATIONS" means the variations to the Documents set out in
         Schedule 3 that have been agreed to by the Continuing Party and the Current Party.

         "PARENT GUARANTEE" means the guarantee and indemnity entered into by the Continuing Party and the New Party dated on or about the day this deed is executed pursuant to which SR Telecom Inc. (among other things) guarantees the obligations of the New Party under or in connection with the PSA and the SLA.

         "POTENTIAL DISPUTES" means the Claims or possible Claims set out in
         Schedule 4.

         "PREVIOUS AGREEMENT" means product sourcing agreement number 900292 entered into by the Continuing Party and the Current Party dated 1 October 1997 but excluding the Extant Orders.

         "PSA" has the meaning given in the definition of "Document" in this clause 1.

         "SALE AND PURCHASE AGREEMENT" means the agreement between SR Telecom SAS of France and Lucent Technologies France dated on or about the same day as the Effective Date which effects the purchase by SR Telecom SAS of the business unit owned by Lucent Technologies France known as "Wireless Access Solutions".

         "SLA" has the meaning given in the definition of "Document" in this clause 1.

         "TAX" means a tax, levy, duty, charge, deduction or withholding (however it is described and including, without limitation, GST) that is imposed by a Government Agency, together with any related interest, penalty, fine or other charge, other than one that is imposed on net income.

1.2      TERMS DEFINED IN THE DOCUMENTS

         Terms that are not defined in clause 1.1 and that are defined in the Documents (as amended by this deed) have the same meaning in this deed.

1.3      RULES FOR INTERPRETING THIS DEED

         Headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this deed, except where the context makes it clear that a rule is not intended to apply.

                                                                              2.

         (a)      A reference to:

                  (i) legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

                  (ii) a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

                  (iii) a party to this deed or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

                  (iv) a clause or Schedule is to a clause of or Schedule to this deed;

                  (v) a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

                  (vi) anything (including a right, obligation or concept) includes each part of it.

         (b)      A singular word includes the plural, and vice versa.

         (c)      A word which suggests one gender includes the other genders.

         (d) If a word is defined, another part of speech has a corresponding meaning.

         (e) If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

         (f) The word "AGREEMENT" includes an undertaking or other binding arrangement or understanding, whether or not in writing.

1.4      BUSINESS DAYS

         If the day on or by which a person must do something under this deed is not a Business Day:

         (a) if the act involves a payment that is due on demand, the person must do it on or by the next Business Day; and

         (b) in any other case, the person must do it on or by the previous Business Day.

2.       NOVATION

         (a)      Subject to clause 2(c), with effect on and from the Effective
                  Date:

                  (i)      (A)      the New Party has rights against, and owes
                                    obligations to, the Continuing Party in
                                    connection with the Documents; and

                           (B) the Continuing Party has rights against, and owes obligations to, the New Party in connection with the Documents,

                                                                              3.

                           as if the New Party had been a party to the Documents instead of the Current Party; and

                  (ii) subject to clause 4, the Continuing Party and the Current Party have no further rights against each other or obligations to each other in connection with the Documents,

                  and the New Party becomes a party to the Documents in place of the Current Party, in accordance with clause 2(b).

         (b) Clause 2(a) applies to all rights and obligations between the Current Party and the Continuing Party (whether present or future, actual or contingent), including rights or obligations that arise on or before the Effective Date.

         (c) This deed has no force or effect until such time as the Continuing Party notifies the New Party that the Continuing Party has received an opinion from its lawyers regarding the enforceability of this deed and the Parent Guarantee in a form and substance acceptable to the Continuing Party.

         (d) For the avoidance of doubt, payments not yet made by the Continuing Party to the Current Party under a Document as at the Effective Date shall be made by the Continuing Party to the New Party when due under that Document.

3.       REPRESENTATIONS AND WARRANTIES

3.1      REPRESENTATIONS AND WARRANTIES OF EACH PARTY

         Each party represents and warrants as at the Effective Date that:

         (a)      it is a company limited by shares under the Corporations Act;

         (b)      it has full legal capacity and power:

                  (i) to own its property and assets and to carry on its business; and

                  (ii) to enter into this deed and to carry out the transactions that it contemplates;

         (c) it has taken all corporate action that is necessary or desirable to authorise its entry into this deed and to carry out the transactions that it contemplates;

         (d)      it holds each Authorisation that is necessary or desirable:

                  (i) to execute this deed and to carry out the transactions that it contemplates; and

                  (ii) to ensure that this deed is legal, valid, binding and admissible in evidence,

                  and it is complying with any conditions to which any of these Authorisations is subject;

                                                                              4.

         (e) this deed constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms (except to the extent limited by equitable principles and laws affecting creditors' rights generally), subject to any necessary stamping or registration;

         (f) neither its execution of this deed, nor the carrying out by it of the transactions that it contemplates, does or will:

                  (i) contravene any law to which it or any of its property is subject or any order of any Government Agency that is binding on it or any of its property;

                  (ii)     contravene any Authorisation;

                  (iii) contravene any undertaking or instrument binding on it or any of its property; or

                  (iv)     contravene its constitution; and

         (g) it is not entering into this deed as trustee of any trust or settlement.

3.2      REPRESENTATIONS BY CURRENT PARTY

         The Current Party represents and warrants as at the Effective Date that:

         (a) except for the Known Variations, the Documents have not been varied;

         (b) no party to the Documents has waived performance of any provision of a Document or any right of the party under or in relation to a Document;

         (c) the aggregate amount of all claims against or liabilities of the Current Party of the kind to which clause 26.3 of the PSA relates is A$nil;

         (d) the aggregate amount of all claims against or liabilities of the Current Party of the kind to which clause 19.5 of the SLA relates is A$nil;

         (e) there are no Claims by the Continuing Party against the Current Party under or in relation to a Document which have not been satisfied in full; and

         (f) except for the Potential Disputes, to the best of its knowledge, information and belief, there is not any matter, fact or circumstance in existence which:

                  (i) constitutes a breach by the Current Party or the Continuing Party of a Document;

                  (ii) entitles the Continuing Party to claim under an indemnity in a Document; or

                  (iii) entitles the Continuing Party to withhold or delay payment of any money under a Document, reduce an amount payable to the Current Party under a Document, set off any sum against money payable to the Current Party under a Document or claim any compensation, discount, allowance, rebate or credit under a Document.

                                                                              5.

3.3      REPRESENTATIONS BY CONTINUING PARTY

         The Continuing Party represents and warrants as at the Effective Date that:

         (a) except for the Known Variations, the Documents have not been varied;

         (b) no party to the Documents has waived performance of any provision of a Document or any right of the party under or in relation to a Document;

         (c) the aggregate amount of all claims against or liabilities of the Current Party of the kind to which clause 26.3 of the PSA relates is A$nil;

         (d) the aggregate amount of all claims against or liabilities of the Current Party of the kind to which clause 19.5 of the SLA relates is A$nil;

         (e) there are no Claims by the Continuing Party against the Current Party under or in relation to a Document which have not been satisfied in full; and

         (f) except for the Potential Disputes, to the best of its knowledge, information and belief, there is not any matter, fact or circumstance in existence which:

                  (i) constitutes a breach by the Current Party or the Continuing Party of a Document;

                  (ii) entitles the Continuing Party to claim under an indemnity in a Document; or

                  (iii) entitles the Continuing Party to withhold or delay payment of any money under a Document, reduce an amount payable to the Current Party under a Document, set off any sum against money payable to the Current Party under a Document or claim any compensation, discount, allowance, rebate or credit under a Document.

3.4      POTENTIAL DISPUTES

         Each party acknowledges that neither the Current Party nor the New Party admits any fault or liability in respect of the Potential Disputes. For the avoidance of doubt, this clause 3.4 does not operate to vary or otherwise affect the rights or obligations of either the Current Party or the New Party under or in connection with the Documents with respect to the Potential Disputes.

3.5      RELIANCE ON REPRESENTATIONS AND WARRANTIES

         Each party acknowledges that the other party has executed this deed and agreed to take part in the transactions that it contemplates in reliance on the representations and warranties that are made in this clause 3.

4.       PREVIOUS AGREEMENT

         (a) The New Party acknowledges that the Current Party owes certain continuing obligations to the Continuing Party under or in connection with the Previous Agreement.

                                                                              6.

         (b) The New Party agrees at no cost to the Continuing Party to comply with the obligations referred to in clause 4(a) in the event the Current Party is unable for whatever reason to comply with those obligations (including, without limitation, if the Current Party does not perform those obligations in accordance with the requirements of the Previous Agreement).

         (c) The Continuing Party and the Current Party agree that any money to be paid by the Continuing Party to the Current Party under the Previous Agreement with respect to the Extant Orders is payable by the Continuing Party to the New Party in accordance with the terms and conditions of the Previous Agreement.

         (d) For the avoidance of doubt, the New Party in complying with the obligations referred to in clause 4(b):

                  (i) is not required to exceed the relevant obligations of the Current Party under or in connection with the Previous Agreement; and

                  (ii) is entitled to all the rights, obligations, privileges and defences of the Current Party under or in connection with the Previous Agreement that are applicable to the obligations referred to in clause 4(b).

         (e) Notices from the Continuing Party to the Current Party under the Documents shall be sent by the Continuing Party to the New Party at the address set out in clause 6.3.

5.       VARIATION TO PSA

         The Continuing Party and the New Party agree to replace clause 26.3 of the PSA with the new clause 26.3 set out in Schedule 5 effective on and from the Effective Date.

6.       NOTICES

6.1      HOW TO GIVE A NOTICE

         A notice, consent or other communication under this deed is only effective if it is:

         (a)      in writing, signed by or on behalf of the person giving it;

         (b)      addressed to the person to whom it is to be given; and

         (c)      either:

                  (i) delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person's address; or

                  (ii) sent by fax to that person's fax number and the machine from which it is sent produces a report that states that it was sent in full.

6.2      WHEN A NOTICE IS GIVEN

         A notice, consent or other communication that complies with this clause 6 is regarded as given and received:

         (a)      if it is delivered or sent by fax:

                                                                              7.

                  (i) by 5.00 pm (local time in the place of receipt) on a Business Day - on that day; or

                  (ii) after 5.00 pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day - on the next Business Day; and

         (b)      if it is sent by mail - on actual receipt.

6.3      ADDRESS FOR NOTICES

         A person's address and fax number are those set out below, or as the person notifies the sender:

         CURRENT PARTY

         Address:          79 Victoria Parade, Collingwood Victoria 3000
                           Australia
         Fax number:       +61 03 8413 9301
         Attention:        Alexander Woolley

         NEW PARTY

         Address:          1850 Trans Canada Highway, St Laurent, Quebec H45
                           1MS, Canada
         Fax number:       + 514 956 4405
         Attention:        Bruce Robinson

         CONTINUING PARTY

         Address:          6/242 Exhibition Street, Melbourne Victoria 3000
                           Australia
         Fax number:       + 61 03 9574 3577
         Attention:        Manager Supply, Access Equipment, Corporate Supply

7.       GENERAL

7.1      GOVERNING LAW

         (a) This deed is governed by the law in force in Victoria, Australia.

         (b) Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in Victoria, Australia, and any court that may hear appeals from any of those courts, for any proceedings in connection with this deed, and waives any right it might have to claim that those courts are an inconvenient forum.

7.2      LIABILITY FOR EXPENSES

         The New Party must reimburse each other party on demand for Taxes and reasonable expenses incurred in connection with:

         (a) the negotiation, preparation, execution, stamping and registration of this deed; and

         (b) any amendment to, or any consent, approval, waiver, release or discharge of or under, this deed,

         including legal expenses on a full indemnity basis and expenses incurred in engaging consultants.

                                                                              8.

7.3      GIVING EFFECT TO THIS DEED

         Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that any other party may reasonably require to give full effect to this deed.

7.4      AMENDMENT

         This deed can only be amended, supplemented, replaced or novated by another document signed by the parties.

7.5      COUNTERPARTS

         This deed may be executed in counterparts.

7.6      ATTORNEYS

         Each person who executes this deed on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

7.7      ENTIRE AGREEMENT

         This deed constitutes the entire agreement between all of the parties concerning the transactions contemplated by this deed and supersedes all negotiations and agreements concerning those transactions. Nothing in this clause 7.7 affects any agreement between the New Party and the Current Party only.

                                                                              9.

EXECUTED as a deed

SIGNED, SEALED and DELIVERED for
and on behalf of TELSTRA CORPORATION
LIMITED by its authorised representative:
                                          /s/ T. Pearson
                                          ______________________________________
                                          Signature of authorised representative

/s/ Juliet O'Brien                        T. Pearson
______________________________________    ______________________________________
Signature of witness                      Name

Juliet O'Brien
______________________________________    ______________________________________
Name

SIGNED, SEALED and DELIVERED for
and on behalf of SR TELECOM PTY LIMITED
authorised representative:

                                          /s/ David Adams
                                          --------------------------------------
                                          Signature of authorised representative

/s/ Peter Villani                         David Adams
--------------------------------------    --------------------------------------
Signature of witness                      Name

Peter Villani
--------------------------------------    ______________________________________
Name

SIGNED, SEALED and DELIVERED for
and on behalf of LUCENT TECHNOLOGIES
AUSTRALIA PTY LIMITED by its              /s/ G. Sideris
authorised representative:                ______________________________________
                                          Signature of authorised representative

/s/ B. Vogel                              G. Sideris
______________________________________    ______________________________________
Signature of witness                      Name

B. Vogel
______________________________________    ______________________________________
Name

                                                                              6.

SCHEDULE 1 -PURCHASE ORDERS

--------------------------------------------------------------------------------------------------------------------------
       Spares Order  No. 1                       0     6-Jul-01   48105853                3-Jul-01     439810
--------------------------------------------------------------------------------------------------------------------------
                                                                  48104093   27/08/2001   22/08/2001
 NT    Darwin East                 23-Aug-01     1    22-Jun-01   48105924   06/07/2001   03/07/2001   600,430.00 6.150.00
--------------------------------------------------------------------------------------------------------------------------
 NT    Douglas (Daly River)        23-Aug-01     2    25-Jun-01   48104345    27-Aug-01    25-Jun-O1   485380
--------------------------------------------------------------------------------------------------------------------------
QLD    Mundubbera                  28-Aug-01     3    14-Jun-01   48102834    21-Sep-01    14-Jun-01   527730
--------------------------------------------------------------------------------------------------------------------------
                                                                  48108097    21-Sep-01    17-Jul-01   4300
--------------------------------------------------------------------------------------------------------------------------
QLD    Wandoan                     11-Sep-01     4    14-Jun-01   48102837    21-Sep-01    14-Jun-01   449130
--------------------------------------------------------------------------------------------------------------------------
                                                                  48108098    21-Sep-01    17-Sep-O1   3400
--------------------------------------------------------------------------------------------------------------------------
QLD    Yuleba                       4-Sep-01     5    14-Jun-01   48102827    21-Sep-01    14-Jun-01   881430
--------------------------------------------------------------------------------------------------------------------------
                                                                  48108138    21-Sep-01    17-Jul-01   8350
--------------------------------------------------------------------------------------------------------------------------
QLD    Charters Towers PENW        23-Aug-01     6    25-Jun-01   48104415    27-Aug-01    25-Jun-01   764730
--------------------------------------------------------------------------------------------------------------------------
QLD    Richmond 2 South            17-Sep-01     7    25-Jun-01   48104416    17-Sep-01    25-Jun-01   817180
--------------------------------------------------------------------------------------------------------------------------
 SA    Carrieton                   25-Sep-01     8    14-Jun-01   48102831    21-Sep-01    14-Jun-01   515230
--------------------------------------------------------------------------------------------------------------------------

                                                                  48108098    21-Sep-01    17-Jul-01   3850
--------------------------------------------------------------------------------------------------------------------------
 SA    Southern Yorke Peninsula     4-Sep-01     9    14-Jun-01   48102819    21-Sep-O1    14-Jun-01   502930
--------------------------------------------------------------------------------------------------------------------------
                                                                  48108142    21-Sep-O1    17-Jul-01   4000
--------------------------------------------------------------------------------------------------------------------------
 SA    Elliston                    11-Sep-01    10    14-Jun-01   48102824    21-Sep-01    14-Jun-01   540830
--------------------------------------------------------------------------------------------------------------------------
                                                                  48108140    21-Sep-01    17-Jul-01   4450
--------------------------------------------------------------------------------------------------------------------------
 SA    West Coast                  21-Aug-01    11    14-Jun-01   48102823    21-Sep-01    14-Jun-01   574330
--------------------------------------------------------------------------------------------------------------------------
                                                                  48108141    21-Sep-01    17-Jul-01   5200
--------------------------------------------------------------------------------------------------------------------------
 WA    Broome                      17-Sep-01    12    25-Jun-O1   48104417    5-Sep-01     25-Jun-O1   784880
--------------------------------------------------------------------------------------------------------------------------
 WA    Newman                      17-Sep-01    13     6-Jul-01   48105612    21-Sep-01     2-Jul-01   614280
--------------------------------------------------------------------------------------------------------------------------
 NT    Alice East                               14    23-Jul-O1   48108653                 19-Jul-01   757380
--------------------------------------------------------------------------------------------------------------------------
 NT    Kiwirrkurra                              15    23-Jul-01   48108656                 19-Jul-O1   557430
--------------------------------------------------------------------------------------------------------------------------
 WA    MI Magnet 2                              16    23-Jul-01   48108651                 19-Jul-01   1098680
--------------------------------------------------------------------------------------------------------------------------
QLD    Georgetown West                          17    23-Aug-01   48114078                 23-Aug-01   770530
--------------------------------------------------------------------------------------------------------------------------
QLD    Georgetown East                          18    23-Aug-01   48114038                 23-Aug-01   854780
--------------------------------------------------------------------------------------------------------------------------
 SA    Yunta                                    19    30-Aug-01   48114295                 24-Aug-01   890380
--------------------------------------------------------------------------------------------------------------------------
NSW    BaJranaWI                                20    24-Aug-01   48114297                 24-Aug-01   825680
--------------------------------------------------------------------------------------------------------------------------
       SNM - Single user S/W                          12-Sep-01   48116838    21-Sep-01    12-Sep-01   7500
--------------------------------------------------------------------------------------------------------------------------
       SNM                                                        48114351

SCHEDULE 2 - EXTANT ORDERS

         Purchase order number 45777139

         Purchase order number 45777140

         Purchase order number 45777521

                                                                              2.

SCHEDULE 3 - KNOWN VARIATIONS

                                                                              3.

                             [LETTERHEAD OF TELSTRA]

                              VARIATION AGREEMENT
                               VARIATION NUMBER 1

                                                             PSA NO: 900622
                                                             SHEET 1 OF 3 SHEETS

                                                             REFERENCE: 98/193

THIS VARIATION AGREEMENT is made on the              day of September 2001

BETWEEN: Telstra Corporation Limited (ACN 051 775 556, ABN 33 051 775) (TELSTRA") and Lucent Technologies Australia Pty Limited ACN 002 326 687, ABN 44 002 326 687) ("LUCENT").

RECITALS:

A Telstra and Lucent are the Parties to a Product Sourcing Agreement Number 900622 dated 12th July 2001 ("the Product Sourcing Agreement"), for the supply of Equipment.

B Telstra and Lucent have now agreed to vary the Product Sourcing Agreement in the manner hereafter provided in this Variation Agreement.

1.       INTERPRETATION

         The following term has this meaning in this Variation Agreement and the recitals unless the contrary intention appears:

         "EFFECTIVE DATE" means 1 July 2001.

2.       VARIATION OF THE AGREEMENT

2.1 With effect from the Effective Date, the Product Sourcing Agreement is varied in accordance with this Variation Agreement.

                                                     Telstra Corporation Limited
                                                     ABN 33 051 775 556

                              TELSTRA IN CONFIDENCE
                            VARIATION AGREEMENT NO. 1             FSA NO. 900622
                                                             SHEET 2 OF 3 SHEETS

2.2      Schedule 2 to be amended to provide for

         (a) amendment to the Equipment descriptions (Lucent code numbers) for Line Items 30, 31, and 32, as detailed in Attachment A;

         (b) amendment to the Equipment descriptions (Telstra serial/item numbers) for Line Items 36 to 41, all inclusive, as detailed in Attachment A; and

         (c) inclusion of the Equipment description and Contract Price for Line Item 42 for Purchase Orders placed during the Period
                  01.07.2001 to 30.06.2002.

3.       GENERAL

3.1 From the Effective Date, the teem "Agreement" wherever appearing in the Product Sourcing Agreement is to be interpreted as a reference to the Product Sourcing Agreement amended as provided in clause 2 of this Variation Agreement

3.2 Hereafter the Agreement and this Variation Agreement are to be read together.

                             TELSTRA IN CONFIDENCE
                            VARIATION AGREEMENT NO.1              PSA NO. 900622
                                                             SHEET 3 OF 3 SHEETS

EXECUTED as a variation to the Agreement

SIGNED by  /s/ [ILLEGIBLE]                 )
for and on behalf of TELSTRA               )
CORPORATION LIMITED by its                 )
authorised representative in the presence  )
of:                                        )
                                           )
/s/ Paul Boes                              )  /s/ Don Kerley
---------------------------                )  ----------------------------------
(Signature of witness)                     )  (Signature of authorised person)
                                           )
Paul Boes                                  )
---------------------------                )
(Name of witness)                          )

SIGNED by                                  )
for and on behalf of LUCENT                )
TECHNOLOGIES AUSTRALIA PTY                 )
LIMITED by its authorised                  )
representative in the presence of:         )
                                           )
/s/ M. Condaty-Hunt                        )  /s/ G. Sideris
---------------------------                )  ----------------------------------
(Signature of witness)                     )  (Signature of authorised person)
                                           )
M. Condaty-Hunt                            )
---------------------------                )
(Name of witness)                          )

                              Telstra Confidential

                                                                  PSA No. 900622
                                                       Variation Agreement No. 1



                                  ATTACHMENT A

                SCHEDULE 2 - CONTRACT PRICES & LIST OF EQUIPMENT


 Line  Serial   Product Description      Mode of    Contract Price   Customs      GST     Contract Price   Exchange  Percentage
 Item  / Item                           Delivery      (excl.GST)       Duty    Component   (incl. GST &      Rate    of Contract
  No.    No.                           (Ex Works     For Orders    Included in   $A      Cust. Duty) for    $A =       Price
                                         from      placed during    Contract              Orders placed              subject to
                                        Lucent's      the Period   Price (excl.            during the                  exchange
                                       Facility at   01.07.2001 to    GST)                   Period                   variation
                                       North Ryde)    30.06.2002.      $A                 01.07.2001 to
                                                          $A                                30.07.2002
                                                                                                $A
---------------------------------------------------------------------------------------------------------------------------------
 30    579/01   KIT, RBS - NT          Free Carrier    $150.00         $0       $15.00       $165.00        FRF 4.00    80.0%
         034    INTEGRATION SWING
                (Lucent Code: 801)
---------------------------------------------------------------------------------------------------------------------------------
 31    579/01   KIT, RBS - TD.TS       Free Carrier    $150.00         $0       $15.00       $165.00        FRF 4.00    80.0%
         035    INTEGRATION SWING
                (Lucent Code: 802)
---------------------------------------------------------------------------------------------------------------------------------
 32    579/01   KIT, RBS - TC,         Free Carrier    $150.00         $0       $15.00       $165.00        FRF 4.00    80.0%
         037    INTEGRATION SWING
                (Lucent Code: 803)
---------------------------------------------------------------------------------------------------------------------------------
 36    579/01   AMPLIFIER, 1.5GHz 4W   Free Carrier   $5,500.00        $0      $550.00      $6,050.00       FRF 4.00    80.0%
         041    RBS NT-TD-TS SWING
                (Lucent Code: 510)
---------------------------------------------------------------------------------------------------------------------------------
 37    579/01   AMPLIFIER, 1.5GHz 4W   Free Carrier   $6,500.00        $0      $650.00      $7,150.00       FRF 4.00    80.0%
         042    RBS TC SWING
                (Lucent Code: 512)
---------------------------------------------------------------------------------------------------------------------------------
 38    579/01   AMPLIFIER, 500MHz 20W  Free Carrier   $7,700.00        $0      $770.00      $8,470.00       FRF 4.00    80.0%
         043    RBS NT-TD-TS-SWING
                (Lucent Code: 511)
---------------------------------------------------------------------------------------------------------------------------------
 39    579/01   AMPLIFIER, 500MHz 20W  Free Carrier   $8,700.00        $0      $870.00      $9,570.00       FRF 4.00    80.0%
         044    RBS TC SWING
                (Lucent Code: 513)
---------------------------------------------------------------------------------------------------------------------------------
 40    579/01   MODEM, SNM SWING       Free Carrier   $1,200.00        $0      $120.00      $1,320.00       FRF 4.00    80.0%
         045    (Lucent Code: 612)
---------------------------------------------------------------------------------------------------------------------------------
 41    579/01   MODEM NAC SWING        Free Carrier   $1,500.00        $0      $150.00      $1,650.00       FRF 4.00    80.0%
         046    (Lucent Code: 613)
---------------------------------------------------------------------------------------------------------------------------------
 42    579/01   SOFTWARE, SNM          Free Carrier   $2,500.00        $0      $250.00      $2,750.00       FRF 4.00    80.0%
         047    LICENCE FOR SINGLE
                SYS
                (Lucent Code: 618)
---------------------------------------------------------------------------------------------------------------------------------

Note*: In general, customs duty for these Line Item numbers will only be payable when they are imported separately and not part of a System.

SCHEDULE 4 - POTENTIAL DISPUTES

         None

                                                                              4.

SCHEDULE 5 - NEW CLAUSE 26.3

26.3     LIMITATION OF LIABILITY

         (a) Notwithstanding any other clause of this Agreement, but subject to clause 26.2, the maximum aggregate liability of a party to the other party under or in connection with this Agreement, other than:

                  (i)      a Third Party Claim;

                  (ii)     a claim falling within clause 24;

                  (iii)    a claim falling within clauses 26.1(c) or (d); or

                  (iv) to the extent that the liability arises from the wilful misconduct or unlawful acts or omissions of the first party,

                  is limited to 150% of the aggregate of the Contract Prices for all items of Equipment for which Purchase Orders have been received by Lucent under this Agreement at the time when the liability is determined.

         (b) Notwithstanding any other clause of this Agreement, but subject to clause 26.2, the maximum aggregate liability of a party to the other party under or in connection with this Agreement for a claim falling within clause 26.1(f) is limited to 250% of the aggregate of the Contract Prices for all items of Equipment for which Purchase Orders have been received by Lucent under this Agreement at the time when the liability is determined.

                                                                              5.